SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 4, 2004



                          STORAGE COMPUTER CORPORATION
________________________________________________________________________________
             (Exact Name of Registrant as specified in its charter)



        DELAWARE                      1-13616                   02-045093
 ___________________________    ______________________      __________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


         11 Riverside Street, Nashua, NH                      03062-1373
     ______________________________________                   __________
    (Address of Principal Executive Offices)                  (Zip Code)



                                 (603) 880-3005
________________________________________________________________________________
               Registrant's telephone number, including area code:



                                 Not Applicable
________________________________________________________________________________
       (Registrant's Name or Former Address, if Change Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

     The Company issued a press release on February 4, 2004 announcing the resignation of Peter N. Hood as Chief Financial Officer, a copy of which is attached as Exhibit 99.1.

Exhibits

      99.1*    Press Release dated February 4, 2004.
__________
* Furnished herewith




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2004                 STORAGE COMPUTER CORPORATION


                                        By:    /s/ Theodore J. Goodlander
                                               _________________________________
                                        Name:  Theodore J. Goodlander
                                        Title: Chief Executive Officer